Retirement Benefit Obligation (Tables)	12 Months Ended
Jun. 30, 2020
Employee Benefits [Abstract]
Disclosure of Unfunded Obligations and Net Liability of Defined Benefit Plan

	SA Rand
Figures in million	2020	2019

Present value of all unfunded obligations	193	201

Current employees	56	54
Retired employees	137	147

The movement in the retirement benefit obligation is as follows:

Balance at beginning of year	201	186
Contributions paid	(12)	(12)
Other expenses included in staff costs/current service cost	2	3
Finance costs	19	17
Net actuarial (gain)/loss recognised in other comprehensive income during the year	(17)	7

Balance at end of year	193	201

The net actuarial gain for 2020 was mainly caused by an increased discount rate as well as a decline in members (2019: net actuarial loss was mainly due to an increase in subsidy inflation).

	SA Rand
Figures in million	2020	2019

The net liability of the defined benefit plan is as follows:

Present value of defined benefit obligation	193	201
Fair value of plan assets	—	—

Net liability of defined benefit plan	193	201

Disclosure of the Effect of a Percentage Point Increase and Decrease in the Assumed Medical Cost Trend Rate
The effect of a percentage point increase and decrease in the assumed medical cost trend rate is as follows:

	SA Rand
Figures in million	2020	2019

Effect of a 1% increase on:

Aggregate of service cost and finance costs	3	2
Defined benefit obligation	22	23

Effect of a 1% decrease on:

Aggregate of service cost and finance costs	(2)	(2)
Defined benefit obligation	(19)	(19)